Exhibit 10.5

COMMITMENT AND BACKSTOP AGREEMENT

This COMMITMENT AND BACKSTOP AGREEMENT (this “Agreement”), dated July 28, 2026, is made and entered into by and among (i) PBT Land and Minerals, Inc., a Texas corporation (the “Company”), (ii) SoftVest, L.P., a Delaware limited partnership (“SoftVest”), (iii) Horizon Kinetics Asset Management LLC, a Delaware limited liability company, on behalf of itself and its affiliated companies (collectively, “Horizon Kinetics”), (iv) Blackbeard Security Holdings, LLC, a Texas limited liability company (“Blackbeard”), and (v) Greybeard Energy, LLC, a Delaware limited liability company (“Greybeard” and together with Blackbeard, the “Blackbeard Parties”). SoftVest, Horizon Kinetics, Blackbeard and Greybeard are collectively referred to as the “Commitment Parties” and SoftVest and Horizon Kinetics are together referred to as the “Backstop Purchasers.” The Company and the Commitment Parties are each sometimes referred to herein as a “Party” and collectively, as the “Parties.”

WHEREAS, the Company, Blackbeard, Greybeard and other parties have entered into that certain combination agreement, dated as of the date hereof (the “Combination Agreement”) which, among other things, contemplates the acquisition by the Company and/or its subsidiaries of certain assets and liabilities owned by Permian Basin Royalty Trust (the “Trust”), Blackbeard and its affiliates (including Greybeard) (these and other transactions pursuant to the Combination Agreement are referred to herein as the “Business Combination”);

WHEREAS, Horizon Kinetics and SoftVest hold approximately 14.7% and 13.3%, respectively, of the outstanding units of the Trust (“Trust Units”) and each is expected to become a shareholder of the Company following the closing of the Business Combination;

WHEREAS, the Blackbeard Parties do not hold any Trust Units but are expected to become shareholders of the Company following the closing of the Business Combination;

WHEREAS, the distribution of shares of Class A Common Stock (as defined herein) to the holders of outstanding Trust Units by the Trust as part of the Business Combination is expected to be effected pursuant to a combined proxy statement/prospectus that are part of a registration statement on Form S-4 proposed to be filed in connection with the Business Combination (the “Business Combination Registration Statement”);

WHEREAS, concurrent with the Business Combination, the Company intends to conduct a rights offering (the “Rights Offering”) pursuant to which the Company will offer holders of Trust Units (the “Participants”) the right to subscribe on a pro rata basis for Class A common stock of the Company (the “Class A Common Stock”) to be registered on a registration statement on Form S-1 (together with the Business Combination Registration Statement, the “Registration Statements”) pursuant to the exercise of rights to be issued by the Company (the “Rights”);

WHEREAS, each Right carries with it a basic subscription right, which entitles each holder to purchase shares of Class A Common Stock for the Subscription Price (as defined below) (the “Basic Subscription Right”), and an over-subscription right, which entitles each holder that has exercised its Basic Subscription Right in full to subscribe for additional shares of Class A Common Stock, at the same Subscription Price, to the extent that shares of Class A Common Stock offered in the Rights Offering have not been purchased by other Participants (the “Over-Subscription Right”);

WHEREAS, concurrent with the Business Combination and the Rights Offering, the Company has offered to Blackbeard and Greybeard, and Blackbeard and Greybeard have agreed and committed, to purchase from the Company shares of Class A Common Stock at the Subscription Price (the “Subscription”), subject to the terms and conditions of this Agreement.

WHEREAS, the Company desires to receive gross proceeds of $120,000,000 (the “Gross Proceeds Amount”) in connection with the Rights Offering, the Backstop Commitment (as defined below) and the Subscription;

WHEREAS, the Company will issue (i) pursuant to the Rights Offering a number of shares of Class A Common Stock equal to the quotient, rounded down, of (a) the product of $120 million and 59.3% (or $71.16 million) divided by (b) the Subscription Price (as defined below) (the “Rights Offering Share Amount”) and (ii) pursuant to the Subscription a number of shares of Class A Common Stock equal to the quotient, rounded down, of (a) the product of $120 million and 40.7% (or $48.84 million) divided by (b) the Subscription Price (as defined below) (the “Subscription Share Amount”); and

WHEREAS, in order to provide assurance that the Company receives the Gross Proceeds Amount in connection with the Rights Offering and the Subscription, the Company has offered to the Backstop Purchasers the opportunity, and each Backstop Purchaser has agreed and committed, to purchase from the Company upon expiration of the Rights Offering, at the Subscription Price, shares of Class A Common Stock not otherwise sold in the Rights Offering, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

Section 1. Rights Offering; Backstop Commitment; Subscription.

(a) Backstop Commitment.

(i) Subject to the consummation of the Rights Offering and subject to the terms and conditions set forth herein, in order to provide assurance that the Rights Offering will be fully subscribed, each Backstop Purchaser hereby commits to purchase from the Company, and the Company hereby agrees to sell to such Backstop Purchaser, at the Subscription Price for the Rights Offering, any and all Unsubscribed Shares (the “Backstop Commitment”). It is agreed that the Unsubscribed Shares shall be allocated for the purposes of the Backstop Commitment among the Backstop Purchasers proportionally in accordance with their respective Backstop Percentage set forth on Schedule A attached hereto.

The Subscription Price shall be equal to 87.5% of the Five-Day VWAP. The Subscription Price shall be rounded to the nearest $0.01, with one-half of one cent rounded upward.

“Five-Day VWAP” means the arithmetic average of the Daily VWAPs for the five consecutive Trading Days immediately preceding the date on which the Subscription Price is first publicly disclosed by the Company through the filing or furnishing of a report with the Securities and Exchange Commission or the issuance of a broadly disseminated press release (the “Pricing Disclosure Date”).

“Daily VWAP” means, for any Trading Day, the volume-weighted average price of the Trust Units on the New York Stock Exchange for the period beginning at 9:30 a.m. and ending at 4:00 p.m., New York City time, on such Trading Day, as reported by Bloomberg through its “Volume at Price” function under the security-specific Bloomberg page for the Trust Units, or, if such information is unavailable from Bloomberg, by another nationally recognized financial-information service selected by the Company in good faith.

“Trading Day” means any day on which the principal national securities exchange on which the Trust Units are then listed or admitted to trading is open for regular trading and on which a closing sale price for the Trust Units is reported; provided that a day on which trading in the Trust Units is suspended for more than two hours during regular trading hours shall not constitute a Trading Day. If the Daily VWAP is unavailable for any relevant Trading Day, the Company shall determine the Daily VWAP for that Trading Day in good faith using a commercially reasonable methodology consistent with the methodology described above.

“Unsubscribed Shares” means a number of shares of Class A Common Stock equal to the excess, if any, of (i) the Rights Offering Share Amount, over (ii) the aggregate number of shares of Class A Common Stock that are purchased by Participants, including the Backstop Purchasers, in their capacity as Participants, in the Rights Offering pursuant to the exercise of the Rights.

(ii) Within two (2) Business Days after the expiration of the Rights Offering period, the Company shall issue to each Backstop Purchaser a notice (the “Backstop Notice”) setting forth the number of shares of Class A Common Stock subscribed for in the Rights Offering pursuant to the exercise of the Rights by the Participants and the aggregate gross proceeds of the Rights Offering and, accordingly, the number of Unsubscribed Shares to be acquired by such Backstop Purchaser pursuant to the Backstop Commitment at the Subscription Price. Shares of Class A Common Stock acquired by the Backstop Purchasers pursuant to the Backstop Commitment are collectively referred to as the “Backstop Acquired Shares.”

(iii) Unless this Agreement shall have been terminated pursuant to Section 5, the closing of the Backstop Commitment (the “Closing”) shall take place by means of a virtual closing through electronic exchange of signatures on the date of the Blackbeard Contribution Closing (as defined in the Contribution Agreement) assuming the satisfaction or waiver (to the extent permitted herein and by applicable law) of the conditions set forth in Section 4 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time) or on such other date, time or at such place as agreed to in writing by the Company and the Backstop Purchasers (the date on which the Closing occurs, the “Closing Date”). As used herein “Business Day” shall means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York, New York are authorized or obligated by law, executive order or regulation to close.

(iv) At the Closing, the Company shall automatically (without a need for any further action on the part of, or notice to, the Company or any other Person) issue to the Backstop Purchasers the Backstop Acquired Shares in book entry form, free and clear of all liens (other than any restrictions on transfer arising under applicable securities laws), against payment by or on behalf of the Backstop Purchasers of the aggregate Subscription Price for all such shares by wire transfer in immediately available funds to the account designated by the Company in writing at least two (2) Business Days prior to the Closing. In furtherance of the foregoing, the Company shall cooperate with each Backstop Purchaser and take such actions as may be necessary to (i) instruct the Company’s transfer agent to issue the Backstop Acquired Shares to each Backstop Purchaser effective as of the Closing, and (ii) deliver to each Backstop Purchaser evidence thereof in a form customarily delivered by the Company’s transfer agent.

(b) Exercise of Rights. Each Backstop Purchaser undertakes to exercise in full the Basic Rights allocated to it in the Rights Offering and to exercise to the fullest extent possible its Over-Subscription Rights in the Rights Offering, and to timely submit the funds related to such exercise.

(c) Blackbeard and Greybeard Subscription.

(i) Subject to the consummation of the Rights Offering and subject to the terms and conditions set forth herein, Blackbeard and Greybeard hereby commit to purchase from the Company, and the Company hereby agrees to sell to Blackbeard and Greybeard, a number of shares of Class A Common Stock equal to the Subscription Share Amount (the “Subscription Shares”) at the Subscription Price. It is understood that the Subscription Shares shall be allocated for the purposes of the Subscription among Blackbeard and Greybeard as follows: Blackbeard (93.86%) and Greybeard (6.14%).

(ii) Unless this Agreement shall have been terminated pursuant to Section 5, the closing of the Subscription shall take place at the same time and in the same manner as the Closing, or on such other date, time or at such place as agreed to in writing by the Company, Blackbeard and Greybeard.

Section 2. Representations and Warranties by each Commitment Party. Each Commitment Party represents and warrants, severally and not jointly, to the Company as follows:

(a) Organization, Standing and Power. Such Commitment Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its state or country of organization and has all requisite corporate, partnership or limited liability company power and authority necessary to own, lease and operate its properties and to carry on its business as presently conducted, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Commitment Party to consummate the transactions contemplated by this Agreement. Such Commitment Party is duly licensed or qualified to do business as a foreign corporation, partnership or limited liability company in each jurisdiction wherein the character of its property or the nature of the activities presently conducted by it, makes such qualification necessary, except where the failure to be so licensed or qualified has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Commitment Party to consummate the transactions contemplated by this Agreement.

(b) Authority; Execution and Delivery; Enforceability. Such Commitment Party has all requisite corporate, partnership or limited liability company (as the case may be) power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Commitment Party of this Agreement and the consummation by such Commitment Party of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership or limited liability company (as the case may be) action on the part of such Commitment Party and no other corporate, partnership or limited liability company (as the case may be) proceedings on the part of such Commitment Party are necessary to approve this Agreement and to consummate the transactions contemplated hereby. Such Commitment Party has duly executed and delivered this Agreement, and, assuming the due authorization, execution and delivery of this Agreement on behalf of the other Parties, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(c) Accredited Investor. Such Commitment Party is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933 (the “Securities Act”).

(d) No Conflicts; Consents.

(i) The execution, delivery and performance by such Commitment Party of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not (A) conflict with, or result in any breach or violation of or default or change of control (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation, first offer, first refusal or acceleration of any obligation under any contract binding upon such Commitment Party or any of its subsidiaries or to which any of them are a party or by or to which any of their respective properties, rights or assets are bound or subject or result in the creation of any lien upon any of the properties, rights or assets of such Commitment Party or any of its subsidiaries, (B) conflict with or result in any violation of any provision of such Commitment Party’s organizational documents, or (C) conflict with or violate any laws applicable to such Commitment Party or any of its subsidiaries or any of their respective properties, rights or assets, other than, in the case of clauses (A) and (C) above, any such violation, conflict, default, termination, cancellation, acceleration, right, loss or lien that has not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Commitment Party to consummate the transactions contemplated by this Agreement.

(ii) No consent of, or registration, declaration or filing with any governmental authority is required to be obtained or made by such Commitment Party in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (A) the filing with the Securities and Exchange Commission (the “SEC”) of such reports under Sections 13 and 16 of the Securities and Exchange Act of 1934 (the “Exchange Act”) as may be required in connection with this Agreement and the transactions contemplated hereby, (B) any consents, registrations, declarations or filings required to be obtained or made as a result of the identity, nature, business or operations of Company or any of its subsidiaries or affiliates, and (C) such other items that, individually or in the aggregate, have not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Commitment Party to consummate the transactions contemplated by this Agreement.

(e) Litigation. There is no action pending or, to the knowledge of such Commitment Party, threatened in writing against such Commitment Party or any of its subsidiaries or any of the directors or officers of such Commitment Party or any of its subsidiaries in their capacity as such, which, in any such case, has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Commitment Party to consummate the transactions contemplated by this Agreement.

(f) Independent Investigation. Such Commitment Party acknowledges that (i) it has (A) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Backstop Commitment or the Subscription, as applicable, and the merits and risks of acquiring the Backstop Acquired Shares or the Subscription Shares, as applicable; (B) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (C) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment, and (ii) it has, independently and without reliance upon any statement, representation or warranty made by any person (including any of the Company’s financial advisors or other representatives), other than such statements, representations and warranties of the Company expressly contained in this Agreement, and based on such information described in the foregoing clause (i), made its own analysis and decision to enter into this Agreement and the transactions contemplated hereby and that it has not relied on the analysis and decision or due diligence investigation of any other Person (including any of the Company’s financial advisors or other representatives).

(g) Financial Sophistication. Such Commitment Party, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the transactions contemplated by this Agreement, and has so evaluated the merits and risks of such transactions, including the Backstop Commitment or the Subscription, as applicable. Such Commitment Party is able to bear the economic risk of the acquisition of the Backstop Acquired Shares or the Subscription Shares, as applicable, and, at the present time, is able to afford a complete loss of such investment.

(h) Investment Intent. Such Commitment Party is acquiring the Backstop Acquired Shares or Subscription Shares, as applicable, for its own account (or on behalf of accounts over which it exercises investment discretion), with the intention of holding such shares for investment and with no present intention of participating, directly or indirectly, in a distribution of the shares.

(i) No Manipulation or Stabilization of Price. In connection with the Rights Offering, such Commitment Party has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any securities of the Company, and it is not aware of any such action taken or to be taken by any person.

(j) No Registration. Such Commitment Party understands (i) that the offer and sale of the Backstop Acquired Shares or Subscription Shares, as applicable, to be purchased by it pursuant to the terms of this Agreement have not been registered under the Securities Act or any state securities laws, (ii) the Company shall not be required to effect any registration or qualification of such shares under the Securities Act or any state securities laws, except pursuant to a certain registration rights agreement to be entered by and between the Company and the Commitment Parties, (iii) that the Backstop Acquired Shares and the Subscription Shares, as applicable, will be issued in reliance upon exemptions contained in the Securities Act or interpretations thereof and in the applicable state securities laws, and (iv) that the Backstop Acquired Shares and the Subscription Shares, as applicable, may not be offered for sale, sold or otherwise transferred except pursuant to a registration statement under the Securities Act or in a transaction exempt from or not subject to registration under the Securities Act. Further, the following legends (or similar language) shall be placed on such certificate(s), if any, representing the Backstop Acquired Shares and the Subscription Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGISTERED AND/OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS PROVIDED THAT AT THE ISSUER’S REQUEST, THE TRANSFEROR THEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL (WHICH OPINION SHALL BE IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE ISSUER) TO THE EFFECT THAT SUCH SECURITIES MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION, OR (C) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT.

(k) Removal of Legends. The legend set forth in Section 2(j) above shall be removed and the Company shall issue, or cause to be issued, a certificate (or book entry notation, as applicable) without such legend or any other legend to the holder of the applicable Backstop Acquired Shares or Subscription Shares, as applicable, upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such shares are registered for resale under the Securities Act and sold pursuant to the effective registration statement registering the shares for resale, (ii) such shares are sold or transferred pursuant to and in compliance with Rule 144 under the Securities Act (“Rule 144”) or another similar exemption from registration, or (iii) the Company receives customary broker and holder representation letters from such Commitment Party addressed to the Company, an opinion of counsel of such Commitment Party addressed to the Company, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that such shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 as to such securities and without volume or manner-of-sale restrictions, and other customary required by the Company’s transfer agent in connection therewith. Certificates (or book entry notations) for such shares subject to legend removal hereunder will be transmitted by the Company to such Commitment Party or may be transmitted by the Company’s transfer agent to such Commitment Party by crediting the DTC account of such Commitment Party’s broker or other DTC participant as directed by such Commitment Party.

(l) Sufficiency of Funds. Such Commitment Party has and will have available funds sufficient to pay the aggregate Subscription Price for all shares of Class A Common Stock to be purchased by such Commitment Party hereunder.

Section 3. Representations and Warranties of the Company. The Company represents and warrants to each Commitment Party as follows:

(a) Organization, Existence and Good Standing. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power and authority necessary to own, lease and operate its properties and to carry on its business as presently conducted, except (other than with respect to the Company’s due incorporation, valid existence and good standing) as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company’s business or prospect or its ability to consummate the Business Combination or the transaction contemplated by this Agreement (a “Company Material Adverse Effect”). The Company is duly licensed or qualified to do business as a foreign corporation in each jurisdiction wherein the character of its property or the nature of the activities presently conducted by it, makes such qualification necessary, except where the failure to be so licensed or qualified has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Authorization; Enforceability. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and, to the extent required by the rules of the New York Stock Exchange (“NYSE”), no other corporate proceedings on the part of the Company are necessary to approve this Agreement and to consummate the transactions contemplated hereby. The Company has duly executed and delivered this Agreement, and, assuming the due authorization, execution and delivery of this Agreement on behalf of the other Parties, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and equitable principles of general applicability.

(c) Valid Issuance of Shares. All of the Backstop Acquired Shares and Subscription Shares to be issued pursuant to this Agreement will be, as of the date of their issuance, duly authorized by all necessary corporate action on the part of the Company and, when issued and delivered by the Company against payment therefor as provided in this Agreement, (i) will be validly issued, fully paid and nonassessable, (ii) will be free and clear of all liens (other than any restrictions on transfer arising under applicable securities laws), and (iii) will not be subject to any statutory or contractual preemptive rights or other similar rights of stockholders.

(d) No Investment Company. The Company is not required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(e) No Conflicts; Consents.

(i) The execution, delivery and performance by the Company of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (A) conflict with, or result in any breach or violation of or default or change of control (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation, first offer, first refusal or acceleration of any obligation under any Contract binding upon the Company or any of its subsidiaries or to which any of them are a party or by or to which any of their respective properties, rights or assets are bound or subject or result in the creation of any lien upon any of the properties, rights or assets of the Company or any of its subsidiaries, (B) conflict with or result in any violation of any provision of the Company governing documents or organizational documents of the Company’s subsidiaries, or (C) conflict with or violate any laws applicable to the Company or any of its subsidiaries or any of their respective properties, rights or assets, other than, in the case of clauses (A) and (C) above, any such violation, conflict, default, termination, cancellation, acceleration, right, loss or lien that has not been or would not reasonably be expected to have Company Material Adverse Effect.

(ii) Other than in connection with or in compliance with (A) the Texas Business Organizations Code, (B) the Securities Act, (C) the Exchange Act, (D) other applicable state or federal securities laws, and (E) any applicable requirements of NYSE, no consent of, or registration, declaration or filing with any governmental authority is necessary or required, under applicable law, to be obtained or made by or with respect to the Company or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents or filings that, if not obtained or made, would not reasonably be expected to be material to the Company and its subsidiaries, taken as a whole.

(f) Litigation. There is no action pending or, to the knowledge of the Company, threatened in writing against the Company or any of its subsidiaries, any of the directors or officers of the Company or any of its subsidiaries in their capacity as such or affecting any of the business, operations, properties or assets of the Company or any of its subsidiaries which, in any such case, has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any of its subsidiaries is in default with respect to any judgment that is applicable to the Company or any of its subsidiaries which, in any such case, has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(g) SEC Reports; Financial Statements.

(i) Each Registration Statement conforms in all material respects to the requirements of the Securities Act and the rules and regulations thereunder.

(ii) Neither Registration Statement contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made not misleading.

(iii) The consolidated financial statements (including all related notes and schedules) included in each Registration Statement (the “Financial Statements”) were prepared in all material respects in accordance with United States generally accepted accounting principles (except, in the case of unaudited statements, as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which are not material and to any other adjustments described therein, including the notes thereto).

(iv) The pro forma financial information and the related notes thereto included or incorporated by reference in each Registration Statement has been prepared in accordance with the rules and guidelines of the SEC with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation of such pro forma financial information, subject to the qualifications contained therein, are reasonable, and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(v) The representations and warranties in subparagraphs (ii), (iii) and (iv) of this subsection shall not be made to the Blackbeard Parties with respect to the financial statements of US Land Guild Corp. Predecessor, Hilcorp Mineral and Royalty Interests, and Greybeard Mineral and Royalty Interests and information related to such entities included in the Registration Statements.

Section 4. Conditions.

(a) Each Commitment Party’s obligation to purchase shares of Class A Common Stock pursuant to this Agreement is subject to the following conditions: (i) the Company shall be in compliance with its obligations under this Agreement in all material respects; and (ii) the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and the Closing except to the extent that the failure of any such representations and warranties to be so true and correct has not resulted in, and would not reasonably be expected to result in, individually or in the aggregate, a Company Material Adverse Effect.

(b) The Company’s obligations hereunder are subject to the following conditions: (i) the Commitment Parties shall be in compliance with their respective obligations under this Agreement in all material respects; (ii) the representations and warranties of the Commitment Parties hereunder shall be true and correct as of the date of this Agreement and the Closing except to the extent that the failure of any such representations and warranties to be so true and correct has not resulted in, and would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on the ability of the Commitment Parties to consummate the transactions contemplated by this Agreement.

(c) The Closing is further subject to the satisfaction or waiver of the following conditions: (i) consummation of the Rights Offering and delivery of the Backstop Notice to the Backstop Purchasers; and (ii) consummation of the Blackbeard Contribution Closing.

Section 5. Termination.

(a) By the Commitment Parties; Other. This Agreement shall terminate (i) automatically without any action by or on behalf of any Party or any other Person if the Combination Agreement is validly terminated in accordance with its terms, or (ii) upon the Parties’ mutual written consent.

(b) Effect of Termination. The Company and the Commitment Parties hereby agree that any termination of this Agreement pursuant to this Section 5 (other than termination by one Party in the event of a willful and material breach of a Party of, or fraud with respect to, any of such Party’s representations, warranties, covenants or agreements set forth in this Agreement occurring prior to such termination), shall be without liability to the Company or any Commitment Party.

Section 6. Governing Law. This Agreement and the legal relations between the Parties in connection with the transactions contemplated hereby shall be governed by, construed and enforced in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws that would direct the application of the laws of another jurisdiction.

Section 7. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given when delivered, if delivered personally, emailed (provided that such email states that it is a notice sent pursuant to this Section 7) or sent by overnight courier (providing proof of delivery) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Company, to:

PBT Land and Minerals, Inc.

c/o SoftVest Advisors, LLC

400 Pine Street, Suite 1010

Abilene, TX, 79601

Attention: Eric L. Oliver

Email: Eric@softvest.com

With copies (which shall not constitute notice) to:

Paul Hastings LLP

200 Park Avenue

New York, NY 10166

Attention: Eduardo Gallardo; Colin Diamond; Chris Centrich

E-mail: eduardogallardo@paulhastings.com

colindiamond@paulhastings.com

chriscentrich@paulhastings.com

If to any Commitment Party, to the address set forth next to such Commitment Party’s name on Exhibit A hereto.

Section 8. Specific Performance; Exclusive Jurisdiction; Waiver of Jury Trial.

(a) The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Business Courts of the State of Texas in and for Dallas, Texas or, if under applicable law exclusive jurisdiction over such matter is vested in the federal courts, the United States District Court located in Dallas, Texas, without proof of actual damages or otherwise (and each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. In the event a claim or action should be brought in equity to enforce any of the provisions of this Agreement, no Party will allege, and each Party waives the defense, that there is an adequate remedy under applicable law or that an award of specific performance is not an appropriate remedy for any reason at law or equity.

(b) Any dispute, controversy, matter or claim between the Parties arising out of or relating to this Agreement or the transactions contemplated hereby (each, subject to such exceptions, a “Dispute”), that cannot be resolved between the Parties, will be instituted exclusively in the Business Courts of the State of Texas in and for Dallas, Texas or the United States District Court located in Dallas, Texas, and each Party hereby irrevocably consents to the exclusive jurisdiction in connection with any Dispute or Action arising out of this Agreement or any of the transactions contemplated hereby. All Disputes between the Parties relating to this Agreement and the transactions contemplated hereby shall have exclusive jurisdiction and venue only in the Business Courts of the State of Texas in and for Dallas, Texas or the United States District Court located in Dallas, Texas. Each Party irrevocably waives any objection which it may have pertaining to improper venue or forum non-conveniens to the conduct of any Action in the foregoing courts. Each Party agrees that any and all process directed to it in any such Action may be served upon it outside of the State of Texas in and for Dallas County United States District Court or the Business Courts of the State of Texas in and for Dallas, Texas with the same force and effect as if such service had been made within the State of Texas in and for Dallas County or the United States District Court or the Business Courts of the State of Texas in and for Dallas, Texas.

(c) To the extent that any Party or any of its affiliates has acquired, or hereafter may acquire, immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Party (on its own behalf and on behalf of its affiliates) hereby irrevocably (i) waives such immunity in respect of its obligations with respect to this Agreement and (ii) submits to the personal jurisdiction of any court described in Section 8(a). Further, each Party waives any objection which it may have pertaining to improper venue or forum non-conveniens to the conduct of any Action in the foregoing courts. Each Party agrees that any and all process directed to it in any such Action may be served upon it outside of the State of Texas in and for Dallas, Texas or the United States District Court located in Dallas, Texas with the same force and effect as if such service had been made within the State of Texas in and for Dallas, Texas or the United States District Court located in Dallas, Texas.

(d) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PROVIDED BY LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER, (III) IT MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(d).

Section 9. Amendment; Waiver; Counterparts. This Agreement may not be modified, amended or supplemented, except by written instrument executed by the Parties. Any of the terms or provisions hereof may be waived in writing at any time by the Party that is entitled to the benefits of such waived terms or provisions. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement will operate as a waiver, nor will any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision will be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor will any waiver be implied from any course of dealing between the Parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement will be deemed to be an extension of the time for performance of any other obligations or any other acts.

Section 10. Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof and is not intended to confer upon any Person other than the Parties any rights or remedies.

Section 11. Expenses. Each Party shall pay its own fees and expenses in connection with the transactions contemplated hereby.

Section 12. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 13. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party. Delivery of an executed counterpart of a signature page to this Agreement by “.pdf” format, scanned pages or electronic signature shall be effective as delivery of a manually executed counterpart to this Agreement.

Section 14. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of each other Party, except that each Party may, upon prior written notice to the Company, assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any affiliate of such Party, so long as such Party continues to remain liable for all of such obligations as if no such assignment had occurred. Any purported assignment without such consent shall be void. This Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

Section 15. Nonsurvival of Representations and Warranties. None of the representations, warranties, covenants and other agreements in this Agreement or in any instrument delivered pursuant to this Agreement, shall survive the Closing; provided, however, that this Section 15 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance at or after the Closing.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement, all as of the date first set forth above.

COMPANY:

PBT LAND AND MINERALS., INC.

By:	/s/ Eric L. Oliver
	Name:	Eric L. Oliver
	Title:	Authorized Signatory

COMMITMENT PARTIES:

SOFTVEST, L.P.

By: SoftVest GP I, LLC, as general partner

By:	/s/ Eric L. Oliver
	Name:	Eric L. Oliver
	Title:	President and Managing Member

HORIZON KINETICS ASSET MANAGEMENT LLC

By:	/s/ Jay Kesslen
	Name:	Jay Kesslen
	Title:	General Counsel

BLACKBEARD SECURITY HOLDINGS, LLC

By:	/s/ Jordan Barrett
	Name:	Jordan Barrett
	Title:	Chief Executive Officer

GREYBEARD ENERGY HOLDINGS, LLC

By:	/s/ Kaleb Smith
	Name:	Kaleb Smith
	Title:	Chief Executive Officer

[Signature page to Commitment and Backstop Agreement]

Exhibit A

Notice Address of Participants

Participants	Notice Address
SoftVest, L.P.

SoftVest, L.P.
400 Pine St., Suite 1010
Abilene, TX, 79601
Attention: Kline Oliver and Eric Oliver
Email: kline@softvest.com, eric@softvest.com

With copies (which shall not constitute notice) to:

Paul Hastings LLP
200 Park Avenue
New York, NY 10166
Attention: Eduardo Gallardo; Colin Diamond, Chris Centrich
E-mail: eduardogallardo@paulhastings.com, colindiamond@paulhastings.com, chriscentrich@paulhastings.com

Horizon Kinetics Asset Management LLC	Horizon Kinetics LLC 470 Park Avenue South New York, NY 10016 Attention: Jay Kesslen Email: jkesslen@horizonkinetics.com
Blackbeard Security Holdings, LLC

Blackbeard Security Holdings, LLC
C/O Blackbeard Operating, LLC

1751 River Run, Suite 405

Fort Worth, Texas 76107

Attn: Ricky Torlincasi

Email: rtorlincasi@blackbeardoperating.com

With copies (which shall not constitute notice) to:

Vinson & Elkins L.L.P.

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention: Douglas E. McWilliams, Thomas G. Zentner, Bryan E. Loocke, Sang Hun Lee

Email: dmcwilliams@velaw.com, tzentner@velaw.com, bloocke@velaw.com, slee@velaw.com

Greybeard Energy, LLC

Greybeard Energy, LLC
C/O Blackbeard Operating, LLC

1751 River Run, Suite 405

Fort Worth, Texas 76107

Attn: Ricky Torlincasi

Email: rtorlincasi@blackbeardoperating.com

With copies (which shall not constitute notice) to:

Vinson & Elkins L.L.P.

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention: Douglas E. McWilliams, Thomas G. Zentner, Bryan E. Loocke, Sang Hun Lee

Email: dmcwilliams@velaw.com, tzentner@velaw.com, bloocke@velaw.com, slee@velaw.com

Schedule A

 Backstop Purchaser Backstop Commitment Allocation Schedule

Backstop Purchaser	Backstop Percentage
SoftVest, L.P.	50%
Horizon Kinetics Asset Management LLC	50%